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                                  EXHIBIT 23.2

                         CONSENT OF ARTHUR ANDERSON LLP
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                                                                    EXHIBIT 23.2


[LETTERHEAD OF ARTHUR ANDERSEN LLP]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report on the December 31, 1997 financial statements of Wells Real Estate Investment Trust, Inc. and to all references to our firm included in or made a part of this registration statement.


                                                       /s/ Arthur Andersen LLP


Atlanta, Georgia
July 9, 1998